EXHIBIT 10.2
Execution Copy
AMENDMENT 2
To
MANUFACTURING AND SUPPLY AGREEMENT
Between
ALTUS PHARMACEUTICALS INC.
And
LONZA LTD.
          THIS AMENDMENT 2 (the “Amendment”) effective as of August 19, 2008 (the “Effective Date”), is between by and between Altus Pharmaceuticals Inc., a Delaware corporation with its principal place of business located at 640 Memorial Drive, Cambridge, MA 02139 (“Altus”), and Lonza Ltd, a Swiss corporation having offices at Muenchensteinerstrasse 38, CH-4002 Basel, Switzerland (“Lonza”). Each of Altus and Lonza may be referred to herein individually as a “Party” and collectively as the “Parties”. All capitalized terms not defined in this Amendment shall have the same meaning as in the Agreement (defined below).
          WHEREAS, Altus and Lonza are parties to a Manufacturing and Supply Agreement entered into as of November 16, 2006, as amended pursuant to Amendment 1 thereto (as so amended, the “Agreement”); and
          WHEREAS, the parties wish to amend the Agreement further (i) to provide for certain additional payments from Altus to Lonza and (ii) to establish a [***] for the timing of the [***] and the costs associated with any changes to [***].
          NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.	The Parties acknowledge that the manufacture of the [***] of [***] has been completed, that the manufacture of the [***] of [***] has been initiated and that additional work has been performed by Lonza with regard to the [***]. Altus agrees to make an additional payment to Lonza (a) for the time between the [***] of the [***] and the [***] of the [***] of [***] and (b) for [***] of work undertaken in connection with the [***] of [***], in the amount of [***] within thirty (30) days of the date upon which both parties have executed this Amendment.

2.	The Parties have established a joint steering committee (the “Joint Steering Committee”) in order to fulfill the objectives of the Agreement and to create a forum for communication relating to activities being undertaken pursuant to the Agreement. The Joint Steering Committee will discuss and agree on the appropriate amount of time between completion of the [***] and the initiation of the [***] for [***] (the “Agreed-to Interim Period”). In the event that there is a [***] in [***] the [***] of the [***] for the [***] beyond the Agreed-to Interim Period, the Joint Steering Committee will promptly determine, prior to the [***] of [***] such [***], whether the [***] was caused by [***] or [***]. If the [***] is caused [***] by [***], then [***] shall pay [***] a [***] fee for [***] of such [***] at the rate set forth below. In the event that the [***] is caused by [***], then [***] shall pay [***] for [***] of the [***] caused by [***], less the [***] of [***] for which the [***] is also caused by [***]. If a [***] is caused by a [***] of the Joint Steering Committee to [***], the [***] shall be [***] the party or parties causing [***]. For example, if the [***] is [***], of which [***] are caused [***] and [***] are caused [***], then [***] will [***] the fee for [***]. As another example, if the [***] is [***], of which [***] are caused [***], but [***] of [***] are
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act.

[***] caused [***], then [***] will [***] the fee for [***]. The [***] fee payable by [***] will be [***] [***].

3.	The Parties acknowledge that [***] manufactured an [***] of the [***] in addition to those originally contemplated in the Agreement in order to [***] of the [***]. [***] agrees to make an [***] to [***] for such [***] in the amount of [***] within thirty (30) days of the date upon which both parties have executed this Amendment.

4.	As provided in the Agreement, [***] will manufacture [***] of [***]. For [***], [***] will [***] to [***] a [***] of [***] upon the [***] of the manufacturing of [***] of such [***] to [***]. Whether [***] has occurred will be [***] by the [***] of [***] at [***], the [***] where [***] occurs, and the [***]. The Parties will use [***] to reach agreement on [***] following completion of the [***]. In the event that the Parties are unable to [***], the matter shall be submitted to [***]. Such [***] shall determine whether [***], including without limitation [***], and the parties agree that [***] shall be [***] and [***]. The Party [***] shall [***] of the [***].

5.	[***] will [***] to [***] a [***] of [***] upon the [***] on or prior to [***] of a [***] by the [***] with, if necessary, a [***] acceptable to [***] that (a) addresses any [***] or [***] required by the [***] and (b) does not [***] the [***] or [***] the [***]. In the event that the [***] does not perform the [***] on or prior to [***], [***] will in [***] consider a reasonable [***] of the [***].

6.	Upon execution, this Amendment 2 shall be made a part of the Agreement and shall be incorporated by reference. Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect and all other payments shall be made solely in accordance with the Agreement, as amended..
          IN WITNESS WHEREOF, the parties hereto have executed or caused this Amendment 2 to be executed by their respective officers or other representatives duly authorized.

Altus Pharmaceuticals Inc.		Lonza Ltd

By:	/s/ Burkhard Blank	By:	/s/ Dr. Michael Petersen

Name:	Burkhard Blank	Name:	Dr. Michael Petersen

Title:	Executive Vice President	Title:	Head Bus. Dev. Biochemicals

Date:	August 18, 2008	By:	/s/ Gerard Romeder

		Name:	Gerard Romeder

		Title:	Director, Sales and Bus. Dev

		Date:	September 24, 2008

Portions of this Exhibit are omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act.